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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Piedmont Natural Gas Company, Inc., on Form S-8 of our reports dated December 16, 1994, appearing in the Annual Report on Form 10-K of Piedmont Natural Gas Company, Inc., for the year ended October 31, 1994, which is incorporated by reference in the Registration Statement.

DELOITTE & TOUCHE LLP

Charlotte, North Carolina
July 18, 1995